UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 25, 2006

BROOKS AUTOMATION, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-25434	04-3040660
(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 262-2400.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.
On July 25, 2006, Brooks Automation, Inc. (the “Company”) received a notification from the Nasdaq Stock Market that the Nasdaq Listing Qualifications Panel (the “Panel”) has determined to grant the Company’s request for continued listing on the Nasdaq Global Market provided that the Company files its Form 10-Q for the quarter ended March 31, 2006 and all required restatements on or prior to August 15, 2006. The Nasdaq Listing and Hearing Review Council (the “Listing Council”) may determine to review the Panel’s decision within 45 days of the issuance of the decision. The Listing Council may affirm, modify, reverse, dismiss or remand the decision to the Panel.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
/s/ Thomas S. Grilk
Thomas S. Grilk
Senior Vice President, General Counsel and Secretary

Date: July 26, 2006